EXHIBIT 23.2

                                  [LETTERHEAD]

                                     CONSENT

          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Lennoc Ventures, Inc.

          DATED May 1, 2001.

                         Yours truly,

                         /s/ KENNAN E. KAEDER
                         ------------------------------
                         Kennan E. Kaeder